UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)     March 10, 2005

                              VIKING SYSTEMS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

             000-49636                             86-0913802
--------------------------------------------------------------------------------
     (Commission File Number)           (IRS Employer Identification No.)


7514 Girard Ave., Ste. 1509, La Jolla, CA                         92037
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)

                                  858-456-6608
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
      _
     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      _
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      _
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      _
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 5.02 Departure of Directors or Principal Officer; election of Directors; Appointment of Principal Officers

     On March 10, 2005, in a continuing effort to improve our governance and distribute the responsibilities for the management of the business, our Board of Directors appointed Daniel Crowley as the Chairman of the Board of Directors in place of Thomas B. Marsh. Mr. Crowley has been a director of the Company since December 2003. He is an outside director and is not employed by the Company. Mr. Marsh is an employee of the Company and will continue to serve as President and CEO and also remains on the Board of Directors.

Item 8.01 Other Events

Board Committee Matters

     On February 10, 2005, the Company's Board of Directors made membership changes to its various Board Committees. The Committees of the Board are now comprised of the following Directors:

          Compensation Committee - a charter for the Compensation Committee has been adopted, a copy of which is attached hereto. The members of the Compensation Committee are as follows: Ronald Walrod (Chairman), Nathan Harrison, M.D. and Daniel Crowley.

          Audit Committee - a charter for the Audit Committee has been adopted, a copy of which is attached hereto. The members of the Audit Committee are as follows: Daniel Crowley (Chairman), Nathan Harrison, M.D. and Robin Blackstone, M.D.

          Nominating and Corporate Governance Committee - a charter for the Nominating and Corporate Governance Committee has been adopted, a copy of which is attached hereto. The members of the Audit Committee are as follows: Robin Blackstone, M.D. (Chairman), Ronald Walrod and Nathan Harrison, M.D

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 14, 2005                    VIKING SYSTEMS, INC.

                                          By:  /s/ Thomas B. Marsh,
                                               President


                                       2